EXHIBIT 32
SECTION 1350 CERTIFICATIONS
In connection with the Quarterly Report of Corus Bankshares, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert J. Glickman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
A signed original of this written statement required by Section 906 has been provided to Corus Bankshares, Inc. and will be retained by Corus Bankshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

October 28, 2008	/s/ Robert J. Glickman Robert J. Glickman
Chief Executive Officer
In connection with the Quarterly Report of Corus Bankshares, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael E. Dulberg, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
A signed original of this written statement required by Section 906 has been provided to Corus Bankshares, Inc. and will be retained by Corus Bankshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

October 28, 2008	/s/ Michael E. Dulberg Michael E. Dulberg
Chief Financial Officer